                                                                    EXHIBIT 10.2

                                                                  Execution Copy



               _________________________________________________

                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT

                                     among

                              AIR PARTNERS, L.P.,

                                   AIR CANADA

                                      and

                           CONTINENTAL AIRLINES, INC.

                           Dated as of April 19, 1996


               _________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                Page
                                                                ----
1.   Definitions.............................................     1

2.   Registration under the Securities Act...................     4

     2.1 Registration on Request.............................     4

     2.2 Incidental Registration.............................     6

     2.3 Withdrawal from Registration........................     8

     2.4 Holdback Agreement..................................     8

     2.5 Registration Procedures.............................     8

     2.6 Underwritten Offerings..............................    12

     2.7 Preparation; Reasonable Investigation...............    13

     2.8 Indemnification.....................................    13

3.   Rule 144................................................    16

4.   Amendments and Waivers..................................    17

5.   Entire Agreement; Other Agreements......................    17

6.   No Third Party Beneficiary..............................    17

7.   Invalid Provisions......................................    17

8.   Nominees for Beneficial Owners..........................    18

9.   Notices.................................................    19

10.  Assignment..............................................    19

11.  Descriptive Headings....................................    19


12.   Specific Performance....................................   19

13.   GOVERNING LAW...........................................   19

14.   Majority of Shares......................................   19

15.   Registration Rights to Others...........................   19

16.   Counterparts............................................   20

17.   Provision of Information................................   20

18.   Effectiveness...........................................   20

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

          AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 19, 1996 among CONTINENTAL AIRLINES, INC. a Delaware corporation
("Continental"), AIR PARTNERS, L.P., a Texas limited partnership ("Air Partners"), and AIR CANADA ("Air Canada"), a Canadian corporation. (Air Partners and Air Canada are sometimes referred to herein individually as a "Party" and jointly as the "Parties".)

                              W I T N E S S E T H:

          WHEREAS, Continental, Air Partners, and Air Canada entered into, among other things, a Registration Rights Agreement dated as of April 27, 1993 (the "Registration Rights Agreement") in connection with the investments by Air Partners and Air Canada in Continental as part of the reorganization of Continental in 1993 pursuant to Chapter 11, Title 11 of the United States Bankruptcy Code;

          WHEREAS, the parties have agreed, among other things, to amend and restate in its entirety, the Registration Rights Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

          1. Definitions: Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Stockholders Agreement (as defined herein). In addition, the following terms, as used herein, have the following meanings (all terms defined herein in the singular to have the correlative meanings when used in the plural and vice versa):

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person; "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Agreement, each limited and general partner of Air Partners shall be deemed to be an Affiliate of Air Partners.

          "Agreement" means this Amended and Restated Registration Rights Agreement, as the same shall be amended, modified or supplemented from time to time.

          "Board" means the Board of Directors of Continental.

          "Continental" has the meaning ascribed to it in the preamble.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Exclusive Sales Period" has the meaning ascribed to it in Section 2.1(b).

          "Incidental Registration" means any registration of Registrable Securities under the Securities Act effected in accordance with Section 2.2.

          "Incidental Registration Notice" has the meaning ascribed to it in
Section 2.2(a).

          "Indemnified Party" has the meaning ascribed to it in Section 2.8(a).

          "Independent Director" means each director of Continental who is not (and has not been within the one-year period immediately preceding the date of such director's initial election to the Board) an officer, director, employee or partner of Air Partners or any Person that controls or is controlled by Air Partners (other than Continental), is not (and has not been within the one-year period immediately preceding the date of such director's initial election to the Board) a designee or nominee of Air Partners to the Board and is not a member of the immediate family of any of the foregoing Persons.

          "Investment Agreement" means the Investment Agreement dated as of November 9, 1992, among Air Canada, Air Partners, Continental and Continental Airlines Holdings, Inc., as may be amended from time to time in accordance with its terms.

          "Notice of Demand" means a request by either Party pursuant to, and in accordance with, Section 6.03 of the Stockholders Agreement that Continental effect the registration under the Securities Act of all or part of the Registrable Securities held by the Parties (or any one of them) pursuant to
Section 2.1(a), such request to specify (i) the type and amount of Registrable Securities proposed to be registered, (ii) the intended method or methods and plan of disposition thereof and (iii) whether or not such requested registration is to be an underwritten offering.

          "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Registrable Securities" means (a) any shares of Class A Common Stock or Class B Common Stock (including Additional Class B Common Stock) issued on the Closing Date, (b) any Warrant, (c) any shares of Class A Common Stock or Class B Common Stock issuable upon the exercise of the Warrants, (d) any securities issued or issuable with respect to any such Class A Common Stock, Class B Common Stock or Warrants by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, (e) any shares of Class A Common Stock issuable upon exchange or conversion of shares of Class D Common Stock, (f) any shares of Class B Common Stock purchased pursuant to Article Seventh of the Restated Certificate and (g) any shares of Converted B Stock. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been distributed in accordance with Rule 144 (or any successor provision) under the Securities Act or (iii) such securities shall have been otherwise transferred to a third party, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by Continental and subsequent disposition of such shares shall not require registration or qualification under the Securities Act or any similar state law then in force.

          "Registration Expenses" means all expenses incident to Continental's performance of or compliance with Section 2, including, without limitation, (a) all registration, filing, securities exchange listing and National Association of Securities Dealers fees, (b) all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating, printing, messenger and delivery expenses, (d) the fees and disbursements of counsel for Continental and of its independent public accountants, including, without limitation, the expenses of any Special Audits or "cold comfort" letters required by or incident to such performance and compliance, (e) the reasonable fees and disbursements incurred by the holders of the Registrable Securities being registered (including, without limitation, the reasonable fees and disbursements of any one counsel and any one accounting firm selected by the Party issuing the Notice of Demand or the Requisite Holders, as the case may be), (f) reasonable premiums and other reasonable costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, (g) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including, without limitation, reasonable fees and disbursements of counsel for the underwriter or underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions, but excluding underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities and (h) fees and expenses of other Persons retained or employed by Continental.

          "Registration Rights Agreement" has the meaning ascribed to it in the preamble.

          "Requested Registration" means any requested registration of Registrable Securities under the Securities Act effected in accordance with
Section 2.1.

          "Requesting Holders" means, with respect to any Requested Registration or Incidental Registration, the holders of Registrable Securities requesting to have Registrable Securities included in such registration in accordance with this Agreement.

          "Required Lockup" has the meaning ascribed to it in Section 2.1(b).

          "Requisite Holders" means, with respect to any registration of Registrable Securities by Continental pursuant to Section 2.2, any holder or holders of a majority of the Registrable Securities to be so registered.

          "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act, and any successor provision thereto.

          "SEC" means the United States Securities and Exchange Commission, or any successor governmental agency or authority thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Special Audit" means an audit Continental is required to undertake in connection with a Requested Registration, solely as a result of the timing of the Notice of Demand to which such registration relates, in order to restate or prepare pro forma financial statements in connection with an acquisition or disposition of the type and nature required to be disclosed pursuant to Item 2 of Form 8-K under the Exchange Act.

          "Stockholders Agreement" means the Subscription and Stockholders' Agreement, dated as of April 27, 1993, among Continental, Air Partners and Air Canada, as amended by written agreement of the parties thereto, dated as of the date hereof.

          2.  Registration under the Securities Act

          2.1 (a) Registration on Request. Except as provided in Section 2.1(b), upon receipt of a Notice of Demand from either Party, Continental shall use its reasonable best efforts to effect at the earliest practicable date the registration under the Securities Act of the Registrable Securities that Continental has been so requested to register by such Party pursuant to the Notice of Demand, for disposition in accordance with the intended method or methods of disposition specified in such Notice; provided, however, that with respect to any Requested Registration by Air Canada pursuant to Section 6.03 of the Stockholders Agreement, Air Canada may only dispose of Registrable Securities pursuant to a secondary underwritten offering unless Continental agrees in writing to an alternate method of distribution.

          (b) Registration Restrictions. Notwithstanding the foregoing, Continental shall not be obligated to take any action to effect any registration pursuant to Section 2.1(a) (i) after Continental has effected six (6) such registrations pursuant to such Section and in accordance with the provisions of
Section 2.1(f) (except for actions relating to a previous Notice of Demand delivered pursuant to Section 2.1(a)); (ii) during any period (not to exceed sixty (60) days) if the Independent Directors of Continental determine in good faith that it would be materially detrimental to Continental and its shareholders to file a registration statement at such time (such determination to be evidenced by a certificate of the Chief Executive Officer or any Senior or Executive Vice President of Continental and delivered at such time to Continental and to the Parties); (iii) during the period commencing on the date of delivery of an Incidental Registration Notice and ending on the earlier of
(y) the twentieth (20th) day after the effectiveness of the registration statement to which such Incidental Registration Notice relates and (z) the date the Board determines in good faith to abandon plans to pursue the registration contemplated by such Incidental Registration Notice (such determination to be evidenced by a certificate of the Chief Executive Officer or any Senior or Executive Vice President of Continental and delivered at such time to Continental and to the Parties); (iv) if the Party providing the Notice of Demand does not beneficially own, directly or indirectly, at least five percent (5%) of the aggregate voting power of the then outstanding Voting Securities on a fully-diluted basis; (v) if a Requested Registration pursuant to this Section
2.1 has been effected pursuant to and in accordance with this Agreement within the previous sixty (60) days; or (vi) with respect to a Requested Registration by Air Canada in accordance with Section 6.03 of the

Stockholders Agreement (A) during any period (not to exceed thirty (30) days) subsequent to January 31, 1997 if, during such period, Continental intends to issue any securities or (B) except as otherwise provided below in the second proviso of this sentence, if, within the six-month period immediately preceding the issuance of a Notice of Demand by Air Canada subsequent to the Exclusive Sales Period (as defined below), Air Canada has failed to execute any lockup required of Air Partners in connection with any issuance by Continental of its securities (a "Required Lockup"); provided, however, that the exceptions to Continental's obligations under Section 2.1(a) set forth in clauses (ii) and
(iv) of this Section 2.1(b) shall not apply to any such Requested Registration by Air Canada relating to a disposition of Registrable Securities during the period commencing on December 16, 1996 and ending on January 31, 1997 (the "Exclusive Sales Period"); and, provided, further, that Air Canada shall not be obligated to execute any Required Lockup (and the fact of any such non-execution shall not be deemed a failure by Air Canada under clause (vi)(B) of this Section 2.1(b)) if the effect of such Required Lockup would be to prevent Air Canada from selling Registrable Securities during the Exclusive Sales Period pursuant to a Requested Registration in accordance with Section 6.03 of the Shareholders Agreement.

          If, subsequent to the Exclusive Sales Period, Air Canada holds Registrable Securities representing less than five percent (5%) of the outstanding capital stock of Continental, Continental agrees to use its reasonable best efforts to cause any underwriter or underwriters engaged by Continental in connection with any offering of its securities to waive the requirement (if any) that Air Canada execute a Required Lockup in connection with such offering, it being specifically understood that Air Canada shall be required to execute a Required Lockup if such a waiver is not obtained.

          (c) Registration of Securities. Without limiting the foregoing, when making a request for registration pursuant to Section 2.1(a), the Party providing the Notice of Demand may seek to register different types of Registrable Securities and/or different classes of the same type of Registrable Securities simultaneously and Continental shall use its, and in the case of an underwritten offering, shall cause the managing underwriter or underwriters to use its, or their, reasonable best efforts to effect such registration and sale in accordance with the intended method or methods of disposition specified in the Notice of Demand.

          (d) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the SEC (i) as shall be selected by Continental and as shall be reasonably acceptable to the Party providing the Notice of Demand and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Notice of Demand. Continental agrees to include in any such registration statement all information which the Party providing the Notice of Demand shall reasonably request.

          (e) Expenses. Subject to Section 2.3, Continental will pay all Registration Expenses incurred in connection with a registration effected (whether or not deemed effective pursuant to Section 2.1(f)) pursuant to this
Section 2.1, except that Continental shall not be so required to pay any Registration Expenses in connection with a Requested Registration by Air Canada in accordance with Section 6.03 of the Stockholders Agreement if a previous Requested

Registration by Air Canada was deemed to have been effected pursuant to Section 2.1(f) hereof. In addition, Continental shall use its best efforts consistent with past practice to ensure that the underwriters involved in the underwritten offering of Registrable Securities pay all road show expenses in connection therewith.

          (f) Effective Registration Statement. For purposes of this Agreement, a Requested Registration shall be deemed to have been effected (including, without limitation for purposes of Section 2.1(b)(i)) if (and only if) (i) a registration statement with respect thereto has become effective and remains effective during the period provided for in Section 2.5(ii) or (ii) such registration is deemed to have been effected pursuant this Section 2.1(f) or
Section 2.3(b). A Requested Registration pursuant to this Section 2.1 shall not be considered effected for purposes of this Section 2.1(f) (A) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason (other than a misrepresentation or an omission by the holders of such Registrable Securities in which case such registration shall be deemed to have been effected pursuant to this Section 2.1(f)) and such order or injunction has not been lifted; or (B) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration have not been satisfied (unless such condition or conditions have been waived or such non-satisfaction is due to the wrongful or bad faith act, omission or misrepresentation by the holders of such Registrable Securities in which case such registration shall be deemed to have been effected pursuant to this Section 2.1(f)).

          (g) Selection of Underwriters. If a Requested Registration involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Party providing the Notice of Demand with the approval of Continental, such approval not to be unreasonably withheld; provided, however, that if Air Canada is the Party providing the Notice of Demand, the underwriter or underwriters thereof shall be Merrill Lynch & Co. and/or Goldman, Sachs & Co. and/or any other investment bank mutually acceptable to Continental and Air Canada.

          (h) Priority in Demand Registrations. If a registration pursuant to this Section 2.1 involves an underwritten offering of the Registrable Securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters and the managing underwriter or underwriters of such underwritten offering shall inform Continental and the Party providing the Notice of Demand by letter of its belief that the number of securities requested to be included in such registration exceeds the number that can be sold in (or during the time of) such offering within a price range acceptable to such Party or Parties, then Continental will include in such registration such number of Registrable Securities that can be sold in (or during the time of) such offering as requested to be included in such registration by such Party or Parties in the manner specified in Section 6.03 of the Stockholders Agreement.

          2.2  Incidental Registration.

          (a) Right to Include Registrable Securities. During the period commencing on the date this Agreement becomes effective in accordance with
Section 18 hereof to and including the twelfth (12th) anniversary thereof, if Continental at any time proposes to register any of its securities under the Securities Act (other than (i) by a registration on Form S-4 or Form S-8 or any successor or similar form then in effect, (ii) pursuant to a registration right granted by Continental as part of a bona-fide financing by Continental structured as a private placement of securities (other than common stock or warrants to purchase common stock) to be followed, within 270 days of the consummation thereof, by the filing of a shelf registration statement with respect to such securities, or (iii) pursuant to Section 2.1) in a form and in a manner that would permit registration of the Registrable Securities, whether or not for sale for its own account, it will, as soon as practicable (but in no event less than twenty (20) days prior to the proposed date of filing the registration statement relating to such registration), give prompt written notice to the Parties and such Affiliates of the Parties as the Parties may designate in writing to Continental prior to or within five (5) days after the date of such notice to the Parties and who then hold Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder made within fifteen (15) days after the receipt of any such notice to the Parties (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof) (the "Incidental Registration Notice"), Continental will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which Continental has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Continental shall determine for any reason not to register or to delay registration of such securities, Continental may, at its election, give written notice of such determination to each such holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay any and all expenses in connection therewith as specified in the last sentence of this Section 2.2(a)), without prejudice, however, to the rights of the Parties to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities; and provided, further, that, for purposes of this Section 2.2(a), the use by Continental of its "reasonable best efforts" shall not require Continental to reduce the amount or sale price of the securities it proposes to distribute for its own account. No registration effected under this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1 or shall relieve Continental of its obligation to effect any registration upon request under Section 2.1. Subject to Section 2.3, Continental will pay all Registration Expenses incurred in connection with each registration of Registrable Securities pursuant to this Section 2.2.

          (b) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities being registered, whether or not for sale for the account of Continental, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction and (ii) the managing underwriter of such underwritten offering shall inform Continental and the holders of the Registrable Securities requesting such registration by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to Continental, then Continental will include in such registration such number of securities which Continental is so advised can be sold in (or during the time of) such offering as follows: first, all securities proposed by Continental to be sold for its own account; second, such Registrable Securities requested to be included in such registration by either or both of the Parties as specified in Section 6.03 of the Stockholders Agreement; third, such Registrable Securities requested to be included in such registration by all other Requesting Holders pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included by such other holders; and fourth, all other securities of Continental requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

          2.3 Withdrawal from Registration. Each Requesting Holder shall be permitted to withdraw all or part of such holder's Registrable Securities included in a Requested Registration or an Incidental Registration at any time prior to the effective date of such registration; provided that (a) in the event of a withdrawal from an Incidental Registration, any fees and disbursements incurred by the Requesting Holders in connection with such registration shall be paid by such Requesting Holders; and (b) in the event of a withdrawal from a Requested Registration, such registration shall be deemed to have been effected for purposes of Section 2.1(f) unless (i) the Parties have paid any fees and disbursements incurred by them in connection with such registration or (ii) such withdrawal is due to the occurrence of an adverse change in market conditions or a materially adverse change in Continental's business, condition (financial or otherwise) or prospects since the date of the Notice of Demand relating to such registration.

          2.4 Holdback Agreement. If a registration pursuant to this Agreement involves an underwritten offering of the securities being registered, each Party participating in such offering agrees to, and shall use reasonable efforts to cause its Affiliates to, enter into a holdback agreement with the underwriter or underwriters of such offering containing provisions of the type customarily employed in such agreements with respect to registered public offerings underwritten by nationally-recognized underwriting firms.

          2.5 Registration Procedures. If and whenever Continental is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, Continental will as expeditiously as possible:

            (i) prepare and (as soon thereafter as possible but in any event no later than (A) 120 days from the date a request for registration is made or
     (B) in the event Continental is required to undertake a Special Audit, 150 days from such date) file with the SEC the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective, provided that as far in advance as practicable before filing such registration statement or any amendment thereto, Continental will furnish to the Requesting Holders copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such holder shall have the opportunity to object to any information contained therein and Continental will make the corrections reasonably requested by such holder with respect to such information prior to filing any such registration statement or amendment; provided, however, that with respect to the first Requested Registration during the Exclusive Sales Period by Air Canada in accordance with Section 6.03 of the Stockholders Agreement, the time periods specified in clause (A) and clause (B) of this Section 2.5(i) shall be 30 days and 60 days, respectively;

            (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not to exceed nine (9) months (or such shorter period as shall be necessary to complete the distribution of the securities covered thereby, but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

            (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such holder's Registrable Securities, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

            (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky law of such jurisdictions each seller thereof shall reasonably (in light of each such seller's intended plan of distribution) request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Continental shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not, but for the requirements of this clause (iv), be obligated to be so qualified, (b) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in any such jurisdiction;

            (v) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof (or underwriter, if any) to consummate the disposition of such Registrable Securities in accordance with the plan of distribution set forth in such registration statement;

             (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and underwriter, if any) of:

             (a) an opinion of counsel to Continental, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller (and underwriter), and

             (b) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Continental's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters as such sellers (or underwriters, if any) may reasonably request;

            (vii) promptly notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event known to Continental as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such seller as promptly as practicable prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

            (viii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, including the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and make available to its security holders, as soon as reasonably practicable (but not more than fifteen (15) months) after the effective date of the registration statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

            (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

            (x) use its reasonable best efforts to list, on or prior to the effective date of such registration statement, all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed, if any;

            (xi) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers;

            (xii) enter into such agreements and take such other actions as the Party issuing the Notice of Demand or the Requisite Holders, as the case may be, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including making members of senior management available for participation in any road show organized by any underwriter or agent participating in the distribution of the Registrable Securities that are the subject of a Requested Registration; provided, that in no event shall Continental be required to cause any officer, director or employee thereof to participate in any such road show so organized in connection with the distribution of Registrable Securities that are the subject of a Requested Registration by Air Canada in accordance with Section 6.03 of the Stockholders Agreements if a previous Requested Registration by Air Canada was deemed to have been effected pursuant to Section 2.1(f) hereof; and

            (xiii) promptly notify each seller and the underwriter or underwriters, if any:

               (a) when such registration statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective;

               (b) of any written comments from the SEC with respect to any filing referred to in clause (a) and of any written request by the SEC for amendments or supplements to such registration statement or prospectus;

               (c) of the notification to Continental by the SEC of its initiation of any proceeding with respect to, or of the issuance by the SEC of, any stop order suspending the effectiveness of such registration statement; and

               (d) of the receipt by Continental of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.

          Each seller of Registrable Securities as to which any registration is being effected shall furnish to Continental such information regarding such seller, the Registrable Securities held by such seller and the intended plan of distribution of such securities as Continental may from time to time reasonably request in writing in connection with such registration.

          Each seller of Registrable Securities agrees, by acquisition of such Registrable Securities, that upon receipt of any notice from Continental of the happening of any event of the kind described in clause (vii) of this Section 2.5, such seller will forthwith discontinue such seller's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such seller's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section
2.5 and, if so directed by Continental, will deliver to Continental (at Continental's expense) all copies, other than permanent file copies, then in such seller's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event Continental shall give any such notice, the period referred to in clause (ii) of this Section 2.5 shall be extended by a number of days equal to the number of days during the period from the date of receipt of such notice by such sellers to and including the date when each holder of any Registrable Securities covered by such registration statement receives the copies of the supplemented or amended prospectus contemplated by clause (vii) of this Section 2.5.

          2.6  Underwritten Offerings.

          (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a Requested Registration, Continental will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Party providing the Notice of Demand and to contain such representations and warranties by Continental and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.8. Each of the Parties participating in such registration shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, Continental to and for the benefit of such underwriters shall also be made to and for its benefit and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to its obligations thereunder. Neither Air Partners nor Air Canada shall be required to make any representations or warranties to or agreements with Continental other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          (b) Incidental Underwritten Offerings. If Continental at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, Continental will, if requested by any holder or holders of Registrable Securities participating in such offering and subject to Section 2.2(b), arrange for such underwriters to include all of the Registrable Securities to be offered and sold by such holder or holders among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between Continental and such underwriters, provided such agreement is reasonably satisfactory in substance and form to the Requisite Holders, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Continental to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities thereunder. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with Continental other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

          2.7 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, Continental will give the holders of Registrable Securities to be registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC in connection therewith, and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such opportunities to discuss the business of Continental with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          2.8  Indemnification.

          (a) Indemnification by Continental. Continental agrees to indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities participating in an offering, its directors, officers, employees, limited and general partners (either direct or indirect) (and such partners' directors, officers, employees and agents), agents and each other Person, if any, who controls such holder within the meaning of the Securities Act (each such Person, an "Indemnified Party") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Continental will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that in any such case Continental shall not be liable to any particular Indemnified Party to the extent that such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Continental by such Indemnified Party specifically for inclusion therein; and provided, further, that Continental shall not be liable in any such case to the extent it is finally determined by a court of competent jurisdiction that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made

            (i) in any such preliminary prospectus, if (A) it was the responsibility of such Indemnified Party to provide the Person asserting such loss, claim, damage, liability or expense with a current copy of the prospectus and such Indemnified Party failed to deliver or cause to be delivered a copy of the prospectus to such Person after Continental had furnished such Indemnified Party with a sufficient number of copies of the same and (B) the prospectus completely corrected such untrue statement or omission; or

            (ii) in such prospectus, if such untrue statement or omission is completely corrected in an amendment or supplement to such prospectus and the Indemnified Party thereafter fails to deliver the prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after Continental had furnished such Indemnified Party with a sufficient number copies of the same.

Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of such securities by such Indemnified Party. Continental shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to Indemnified Parties.

          (b) Indemnification by the Sellers. Continental may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.5 and as a condition to indemnifying such sellers pursuant to this Section 2.8, that Continental shall have received an undertaking reasonably satisfactory to it from each prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.8) Continental, each director, officer, employee and agent of Continental, and each other Person, if any, who controls Continental within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto required to be stated therein or necessary to make the statements therein not misleading, if (but only if) such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Continental by such prospective seller specifically for inclusion therein; provided, however, that the obligation to provide indemnification pursuant to this Section 2.8(b) shall be several, and not joint and several, among such indemnifying parties. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of

Continental or any such director, officer, employee, agent or participating or controlling Person and shall survive the transfer of such securities by such prospective seller.

          (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in paragraphs (a) and (b) of this Section 2.8, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 2.8, except to the extent that the indemnifying party is actually and materially prejudiced or damaged by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense and control thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in such indemnified party's reasonable judgment, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, such indemnified party shall be entitled to separate counsel at the expense of the indemnifying party. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect of such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel (limited to one additional counsel) for such indemnified party or parties. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that (i) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation or (ii) would impose injunctive relief on such indemnified party. No indemnifying party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d) Other Indemnification. The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

          (e) Indemnification Payments.  The indemnification required by this
Section 2.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as and when bills are received or expense, loss, damage or liability is incurred.

          (f) Contribution. If for any reason (other than the reasons expressly specified in this Section 2.8) the foregoing indemnity and reimbursement is unavailable or is insufficient to hold harmless an indemnified party under paragraphs (a) or (b) of this Section 2.8, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any loss, claim, damage or liability (or actions or proceedings, whether commenced or threatened, in respect thereof), including, without limitation, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, or if the allocation provided in the second preceding sentence provides a lesser sum to the indemnified party than the amount hereinafter calculated, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits to the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties agree that it would not be just and equitable if contributions pursuant to this Section 2.8(f) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.8(f). Notwithstanding anything in this
Section 2.8(f) to the contrary, no indemnifying party (other than Continental) shall be required pursuant to this Section 2.8(f) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          3. Rule 144. Continental will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if Continental is not required to file such reports, will, upon the request of the Parties, make publicly available other information) and will take such further action as the Parties may reasonably request, all to the extent required from time to time to enable such parties to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the reasonable request of the Parties, Continental will deliver to such parties a written statement as to whether it has complied with such requirements and will, at its expense, forthwith upon the request of any such Party, deliver to such Party a certificate, signed by Continental's principal financial officer, stating (a) Continental's name, address and telephone number (including area code), (b) Continental's Internal Revenue Service identification number, (c) Continental's SEC file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by Continental, and (e) whether Continental has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

          4. Amendments and Waivers. This Agreement may be amended, supplemented or modified at any time, provided that each of the Parties and Continental has provided its written consent to such amendment, supplement or modification. Subject to Section 7, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          5. Entire Agreement; Other Agreements. Subject to Section 18, this Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, including the Registration Rights Agreement and Section 1.10 (but only Section 1.10) of the Investment Agreement, and contains the sole and entire agreement between the parties with respect to the subject matter hereof.

          6. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party, their respective Successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Person entitled to notice of the registration of Registrable Securities pursuant to Section 2.2(a) or to indemnity under Section 2.8.

          7. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          8. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, Continental may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities. For purposes of this Agreement, "beneficial owner" (including, with its correlative meaning, "beneficial ownership") has the meaning ascribed to it in Article Sixth, Section 3 of the Restated Certificate.

          9. Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

               If to Air Canada, to:

               Air Canada Center
               Montreal International Airport (Dorval)
               P.O. Box 14000 Postal Station St. Laurent
               Canada  H4Y 1H4
               Facsimile No.:  514-422-5829
               Attn.:  Cameron DesBois, Vice President and General Counsel

               If to Air Partners, to:

               Air Partners, L.P.
               201 Main Street, Suite 2420
               Ft. Worth, Texas  76102
               Facsimile No.:  817-871-4010
               Attn.:  James G. Coulter

               If to Continental, to:

               Continental Airlines, Inc.
               2929 Allen Parkway, Suite 2010
               Houston, Texas  77019
               Facsimile No.:  713-520-6329
               Attn.:  Jeffery A. Smisek, Senior Vice President and General
                       Counsel

          With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the stock transfer records regularly maintained by Continental. All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9, be deemed given upon delivery,
(ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section 9, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 9). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice in accordance with this
Section 9 specifying such change to the other parties.

          10. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective Successors and assigns. In addition, the Parties may assign (by written instrument) any of their rights hereunder (in whole or in part) (a) to one or more 100% Party Subsidiaries; or (b) except for the Parties' rights under Section 2.1, to one or more transferees of the Parties' Registrable Securities, provided that such transferees may not subsequently assign such rights to any other Person.

          11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience of reference only and do not define or limit the provisions hereof or otherwise affect the meaning hereof.

          12. Specific Performance. The parties agree that, to the extent permitted by law, (i) the obligations imposed on them in this Agreement are special, unique and of an extraordinary character, and that in the event of a breach by any such party damages would not be an adequate remedy; (ii) each to the other parties shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled at law or in equity; and (iii) any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief is hereby waived.

          13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          14. Majority of Shares. For purposes of this Agreement, the phrase "majority of shares" shall mean a majority in number of such shares and, with respect to the Warrants, such phrase shall refer to the number of shares into which such Warrants are exercisable.

          15. Registration Rights to Others. Continental represents and warrants that it has not granted to any other Person rights with respect to the registration of any Registrable Securities or any other securities issued or to be issued by it, except for the registration rights granted by Continental in connection with the PBGC Settlement (as defined in the Investment Agreement).

          16. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          17. Provision of Information. Each Party shall, and shall cause its officers, directors and employees to, complete and execute all questionnaires and other similar documents as Continental shall reasonably request as required in connection with a Requested Registration or Incidental Registration to the extent such Party is participating in such registration.

          18. Effectiveness. The obligations of the parties hereunder are conditioned upon the occurrence of the Closing. Until Closing takes place, this Agreement shall be of no force and effect, and the Registration Rights Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              CONTINENTAL AIRLINES, INC.


                              By: /s/ Jeffery A. Smisek
                                 --------------------------------
                                 Name:  Jeffery A. Smisek
                                 Title: Senior Vice President and
                                        General Counsel

                              AIR PARTNERS, L.P.

                              By:  1992 Air GP, as General Partner

                                  By:  1992 Air, Inc., as General Partner

                                      By: /s/ James J. O'Brien
                                         -----------------------
                                         Name:  James J. O'Brien
                                         Title: Vice President

                              AIR CANADA

                              By: /s/ L. Cameron DesBois
                                 -------------------------
                                 Name:  L. Cameron DesBois
                                 Title: Vice President and
                                        General Counsel